UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2018 (September 10, 2018)

IQVIA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Wooster Heights Road, Danbury, Connecticut 06810

And

4820 Emperor Blvd.

Durham, North Carolina 27703

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 448-4600 and (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Emmanuel Korakis as Senior Vice President and Corporate Controller (Principal Accounting Officer) of the Company

IQVIA Holdings Inc. (the “Company”) announced today the appointment of Emmanuel Korakis as Senior Vice President and Corporate Controller and principal accounting officer of the Company, effective November 1, 2018. Mr. Korakis, age 44, brings more than two decades of relevant experience to his new role. From July 2017 to September 2018, Mr. Korakis served as Corporate Controller and Chief Accounting Officer at American Express Global Business Travel. Prior to joining American Express Global Business Travel, he held several positions of increasing seniority at S&P Global (formerly known as The McGraw-Hill Companies) from 2007 to June 2017, most recently as Chief Financial Officer, S&P Dow Jones Indices since 2015, prior to which he served as Corporate Controller and Chief Accounting Officer, McGraw-Hill Financial / The McGraw-Hill Companies since 2008.

Under the terms of his offer, Mr. Korakis will receive an annual base salary of $340,000, with an annual incentive target of 50% of his base salary, subject to the terms and conditions of the Company’s annual incentive plan. Mr. Korakis will receive a bonus of $150,000 in March 2019 as part of the annual incentive payout cycle. Mr. Korakis will also receive a long-term incentive award having an aggregate grant date fair value equal to $200,000 following the commencement of his employment, comprised of stock appreciation rights that vest ratably on each of the first three anniversaries following the grant date and performance shares that will be earned over the three-year period from January 1, 2018 through December 31, 2020, subject in each case to the approval of the awards by the Leadership Development and Compensation Committee of the Company’s Board of Directors and the terms and conditions of the Company’s 2017 Incentive and Stock Award Plan. Mr. Korakis will be eligible to participate in the Company’s standard benefit plans for U.S. employees in accordance with their terms.

On this same date, the Company announced that Robert Parks, Senior Vice President, Corporate Controller of the Company, will be leaving the Company to pursue other opportunities, effective November 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2018

IQVIA HOLDINGS INC.

By:	/s/ Eric Sherbet
Eric Sherbet
Executive Vice President, General Counsel and Secretary